Exhibit 10.8

Consent of Independent Valuation Specialist

To The Board of Directors
China Biologic Products, Inc.

Independent Valuation Report of Fang Cheng Plasma Collection Station

We consent to the disclosure of our name in the Report of China Biologic Products, Inc. on Form SB-2 regarding our report dated December 15, 2006 on the valuation of the above plasma station.

/s/ Qin Zhou Yong Xin Certified Public Account Office for Assets

Qin Zhou Yong Xin Certified Public Account Office for Assets

October 15, 2007